UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

GARNERO GROUP ACQUISITION COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
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☐	Fee paid previously with preliminary materials.
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GARNERO GROUP ACQUISITION COMPANY

Av Brig. Faria Lima 1485 – 19 Andar

Brasilinvest Plaza

Sao Paulo-SP, CEP 01452-002

Brazil

NOTICE OF ADJOURNED EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE RECONVENED ON JULY 19, 2016

TO THE SHAREHOLDERS OF GARNERO GROUP ACQUISITION COMPANY:

NOTICE IS HEREBY GIVEN that the adjourned extraordinary general meeting of shareholders of Garnero Group Acquisition Company (“GGAC”), a Cayman Islands exempted company, will be reconvened at 10:00 a.m. eastern time, on July 19, 2016, at the offices of Graubard Miller, GGAC’s U.S. counsel, at The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174. You are cordially invited to attend the adjourned extraordinary general meeting, which will be held for the following purposes:

(1)	to consider and vote upon a proposal to adopt and approve the First Amended and Restated Investment Agreement (“Investment Agreement”), dated as of December 17, 2015 and amended as of June 10, 2016, by and among GGAC, Q1 Comercial de Roupas S.A. (“Grupo Colombo”), Alvaro Jabur Maluf Jr. and Paulo Jabur Maluf (the “Controlling Persons”) and the persons listed under the caption “Optionholder” on the signature pages thereto (the “Optionholders”), which provides, among other things, for the Controlling Persons and the Optionholders to contribute to GGAC all of Grupo Colombo’s equity, as a result of which Grupo Colombo will become a wholly-owned subsidiary of GGAC, and to approve the business combination contemplated by the Investment Agreement — we refer to this proposal as the “business combination proposal”;

(2)	to consider and vote upon separate proposals to approve by special resolution amendments to the amended and restated memorandum and articles of association of GGAC, effective following the business combination, to (i) change the name of GGAC from “Garnero Group Acquisition Company” to “Grupo Colombo Inc.”; (ii) adjust the existing classification of directors to conform with the classification described in the director election proposal below; and (iii) remove provisions that will no longer be applicable to GGAC after the business combination and make certain other immaterial changes;

(3)	to consider and vote upon a proposal to approve by special resolution, effective immediately upon consummation of the business combination and approval of the charter amendment proposals, the amendment and restatement of GGAC’s amended and restated articles of association by their deletion in their entirety and the substitution in their place of the second amended and restated memorandum and articles of association to (among other matters) reflect the changes effected by the charter amendment proposals;

(4)	to consider and vote upon a proposal to approve by ordinary resolution the 2016 Long-Term Incentive Plan, which is an incentive compensation plan for directors, officers, employees and consultants of GGAC and its subsidiaries;

(5)	to elect by ordinary resolution, effective upon the consummation of the business combination, five directors to GGAC’s board of directors, effective upon the consummation of the business combination, of whom one will be a Class A director serving until the general meeting of shareholders to be held in 2017, two will be Class B directors serving until the general meeting to be held in 2018 and two will be Class C directors serving until the general meeting to be held in 2019 and, in each case, until their successors are elected and qualified; and

(6)	to consider and vote upon a proposal to adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote or elections to convert at the time of the extraordinary general meeting, GGAC is not authorized to consummate the business combination or the closing conditions under the Investment Agreement are not met.

The extraordinary general meeting was originally convened on April 25, 2016, was adjourned a first time until May 23, 2016, was adjourned a second time until June 22, 2016 and was adjourned again until July 19, 2016, in each case without conducting any business. Only holders of record of GGAC’s ordinary shares at the close of business on March 28, 2016 are entitled to notice of the adjourned extraordinary general meeting and to vote and have their votes counted at the adjourned extraordinary general meeting and any further adjournments or postponements of the extraordinary general meeting. This record date is the same as the record date for the extraordinary general meeting as originally scheduled.

The items of business set forth above are described in the proxy statement, as the same may be supplemented from time to time, that was sent to you on or about March 31, 2016, which we encourage you to read in its entirety before voting.

All GGAC shareholders are cordially invited to attend the adjourned extraordinary general meeting in person. To ensure your representation at the extraordinary general meeting, however, you are urged to complete, sign, date and return the proxy card enclosed with the proxy statement previously mailed to you as soon as possible. If you have already provided voting instructions, your shares will be voted in accordance with these instructions at the reconvened extraordinary general meeting, unless you affirmatively change your instructions as described in the proxy statement for the extraordinary general meeting. If you are a shareholder of record of GGAC’s ordinary shares, you may also cast your vote in person at the adjourned extraordinary general meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the adjourned extraordinary general meeting and vote in person, obtain a proxy from your broker or bank.

Your vote is important regardless of the number of shares you own. Whether you plan to attend the adjourned extraordinary general meeting or not, if you have not already done so, please sign, date and return the proxy card enclosed with the proxy statement previously mailed to you as soon as possible in the envelope previously provided. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

Thank you for your participation. We look forward to your continued support.

/s/ Mario Garnero
Mario Garnero
Chairman of the Board and Chief Executive Officer

June 23, 2016

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS, AND YOU WILL NOT BE ELIGIBLE TO HAVE YOUR SHARES CONVERTED INTO CASH. TO EXERCISE YOUR CONVERSION RIGHTS, YOU MUST AFFIRMATIVELY VOTE EITHER FOR OR AGAINST THE BUSINESS COMBINATION PROPOSAL AND DEMAND THAT GGAC CONVERT YOUR SHARES INTO CASH NO LATER THAN THE CLOSE OF THE VOTE ON THE BUSINESS COMBINATION PROPOSAL BY MARKING YOUR PROXY CARD WHERE INDICATED THEREIN FOR REQUESTING CONVERSION AND TENDERING YOUR SHARES TO GGAC’S TRANSFER AGENT PRIOR TO THE VOTE AT THE MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE CONVERTED INTO CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR CONVERSION RIGHTS. SEE “EXTRAORDINARY GENERAL MEETING OF GGAC SHAREHOLDERS — CONVERSION RIGHTS” IN THE PROXY STATEMENT PREVIOUSLY MAILED TO YOU FOR MORE SPECIFIC INSTRUCTIONS.